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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                                 August 18, 1997
                        (Date of earliest event reported)


                               The DII Group, Inc.
             (Exact name of registrant as specified in its charter)


         Delaware                    0-21374                     84-1224426
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)


                             6273 Monarch Park Place
                                    Suite 200
                              Niwot, Colorado 80503
              (Address and zip code of principal executive offices)


                                 (303) 652-2221
               Registrant's telephone number, including area code
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On August 18, 1997, Multilayer Tek L.P. ("Multek"), a wholly-owned subsidiary of The DII Group, Inc. (the "Company"), completed the acquisition of IBM's high volume printed circuit board fabrication facility located in Austin, Texas pursuant to a Purchase Agreement dated as of August 5, 1997. IBM operated this high volume facility for internal production since 1981, and more recently for the merchant market. The acquired assets include approximately 70 acres and the buildings thereon which comprise approximately 700,000 square feet of printed circuit board manufacturing and related facilities, production equipment and inventory. The real estate and buildings are occupied pursuant to a ninety-nine year lease with the rent included in the purchase price, pending the subdivision of the Multek site from the IBM complex as well as other separation matters, at which time fee title will be transferred to Multek. The purchase price for the assets was approximately $46 million, subject to certain post-closing adjustments, and was based upon arms'-length negotiation between IBM and the Company. In connection with the acquisition, IBM and Multek entered into a three-year Supply Agreement, pursuant to which Multek will supply IBM with printed circuit boards. Multek intends to utilize the facility's production capacity to expand its customer base beyond the requirements of IBM. The acquisition was financed with loan proceeds under the Company's credit facility with Norwest Bank Colorado, N.A., The Chase Manhattan Bank, Harris Trust and Savings Bank and NBD Bank.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.


EXHIBIT NUMBER    DESCRIPTION
--------------    -----------

    *2.1 Purchase Agreement, dated as of August 5, 1997, by and among International Business Machines Corporation, a New York corporation ("Seller"), Multilayer Tek, L.P., a Texas limited partnership ("Buyer") and The DII Group, Inc., a Delaware corporation ("Guarantor")

    2.2           Exhibit A to Purchase Agreement -- Assignment and Assumption
                  Agreement

    *2.3          Exhibit C to Purchase Agreement -- Lease

    *2.4          Exhibit E to Purchase Agreement -- Project Operations
                  Agreement

    +2.5          Exhibit F to Purchase Agreement -- Supply Agreement

    2.6           Exhibit G to Purchase Agreement -- Bill of Sale

    2.7           Exhibit H to Purchase Agreement -- Special Warranty Deed

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* Schedules are not included and will be furnished supplementally to the
Commission upon request.

+ Confidential treatment has been requested as to portions of this exhibit.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            The DII Group, Inc.




Date: August 29, 1997                       By: /s/ Thomas J. Smach
                                               ---------------------------------
                                            Name:  Thomas J. Smach
                                            Title: Chief Financial Officer

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                                EXHIBIT INDEX


EXHIBIT NUMBER    DESCRIPTION
--------------    -----------

    *2.1 Purchase Agreement, dated as of August 5, 1997, by and among International Business Machines Corporation, a New York corporation ("Seller"), Multilayer Tek, L.P., a Texas limited partnership ("Buyer") and The DII Group, Inc., a Delaware corporation ("Guarantor")

    2.2           Exhibit A to Purchase Agreement -- Assignment and Assumption
                  Agreement

    *2.3          Exhibit C to Purchase Agreement -- Lease

    *2.4          Exhibit E to Purchase Agreement -- Project Operations
                  Agreement

    +2.5          Exhibit F to Purchase Agreement -- Supply Agreement

    2.6           Exhibit G to Purchase Agreement -- Bill of Sale

    2.7           Exhibit H to Purchase Agreement -- Special Warranty Deed

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* Schedules are not included and will be furnished supplementally to the
Commission upon request.

+ Confidential treatment has been requested as to portions of this exhibit.